

B. Riley & Company 10th Annual Las Vegas Investor Investor Conference

March 2009

rubios.com

Forward-Looking Statements

This presentation contains forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions, but are subject to known and unknown risks and uncertainties, which may cause the Company's actual results, performance or achievements to differ materially from expectations. You should not place undue reliance on these forward-looking statements. Factors that could materially affect our results, performance or achievements, include: our ability to achieve our expected revenues and comparable store sales due to the acceptability and quality of our products, general economic conditions and the success of our promotions and marketing strategies; our ability to control our operating costs, including commodity, labor and other restaurant expenses; our ability to successfully locate, open and operate new restaurants and implement our growth strategy; the adequacy of our reserves related to closed stores or stores to be sold, increased depreciation, asset write downs; our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and litigation costs; our ability to implement a franchise strategy; and our ability to successfully compete in the fast casual restaurant segment. These and other factors that could materially affect our results, performance or achievements can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Who We Are…



42
32
48
10
15
1
1
Sacramento
Greater SF
Fresno
Bakersfield
Los Angeles
Orange County
San Diego
6
Las Vegas
24
Phoenix
6
Tucson
6
Salt Lake City
4
Denver

- Over 190 restaurants in 5 states
- TTM Revenue over $175 million as of September 2008
- Average unit volume of over $1 million

World Famous Fish Taco – Where We Started



We Are Much More Than Fish Tacos – Our Variety is a Competitive Advantage

Rubio's Variety - % of Sales by Protein



48% Total Seafood
Shrimp 8%
Mahi 4%
Steak 14%
Fish 36%
Carnitas 4%
Chicken 34%

Rubio's Variety - % of Sales By Item



Enchiladas 2%
Bowls 2%
Nachos 2%
Other 4%
Quesadillas 4%
a-Go-Go 4%
Kid's 5%
Tacos 34%
GGT's 8%
Salads 8%
Burritos 26%

What Our Fans Say…


THE BEST
of
SAN DIEGO

- **Best Signature Dish** – Rubio’s fish taco.
- Two of the “Best” things in town are Chargers running back **LaDainian Tomlinson and fish tacos** (pictured: fish taco from Rubio’s Fresh Mexican Grill).
  San Diego Magazine, June, 2005

- Rubio’s Fresh Mexican Grill – **Best Fast Casual Mexican Restaurant**
  California Restaurant Association, June, 2005

- **“Rubio’s Fish Tacos are to San Diego what Pizza is to New Yorkers.** A source of local comfort and pride.*”*
  Every Day Rachel Ray, 2006

- Voted Best Taco Shop and **Best Fish Taco**
  San Diego Union Tribune, 2006


SUMMER IS NEVER
A BUMMER

- “By 1983, Rubio had opened his first restaurant in a converted Orange Julius near the San Diego Zoo. Today he is regarded as the man who **introduced Baja-style fish tacos** to the United States.”
  Kevin Pang, Food Writer, Chicago Tribune, 2007

- Rubio’s Fish Taco Named **“Top Stadium Food”**
  Sports Illustrated, 2007

An Attractive Investment Opportunity

- Strong Balance Sheet & Cash Flow

- Large, Growing Segment, Competitive Edge & Experienced Team

- Top Performance

- Trading at Low Multiple

Balance Sheet Highlights – Strong Balance Sheet

- $6.1 million in cash as of Q3 '08 – FYE '08 balance at similar level
- No funded debt on balance sheet
- Intangibles (goodwill associated with franchise repurchases) only $0.5 million
- Converted $2.3 million in deferred taxes to cash in 2008 - more expected in '09

Strong Liquidity - $20 Million Credit Facility Plus Cash Balance


Credit Facility Available
$2.5MM
$2.5MM
$15MM
$20MM
LoCs
Revolver Available
Non-Revolving Line Available
Total Facility

Generating Operating Cash – Adjusted EBITDA Less Maintenance CapEx



$2.4MM
$1.4MM
$3.4MM
$4.2MM
($2.1MM)
$9.43/ Share
$9.4MM
Q4 '07
Q1'08
Q2 '08
Q3 '08
Maint CapEx - Q4 '07-Q3 '08
4 Quarter Adj. EBITDA less Maint CapEx

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above. Maintenance CapEx is capitalized repairs and maintenance on existing stores – excludes new store build-out costs.

An Attractive Investment Opportunity

- Strong Balance Sheet & Cash Flow
- Large, Growing Segment, Competitive Edge & Experienced Team
- Top Performance
- Trading at Low Multiple

Fast Casual Market Continues to Grow

"The Fast Casual restaurant segment remains positioned as the growth leader within the restaurant industry"


$10.2B
+9.5%
$11.5B
+8.5%
$12.5B
+8.9%
$13.6B
2006
2007
2008 (estimate)
2009 (estimate)

Source: Mintel, 8/08. Based on sales of Top 24 fast casual restaurants with >$100M sales.

Target Segment

Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $5-$10 for a meal.

Differentiated Products With Great Taste



Grilled Salmon



Langostino Lobster



Grilled Veggie Burrito



Blackened Mahi Mahi



Enchiladas



Carnitas Rajas Burritos & Tacos



Grilled Gourmet Tacos



Tropical Wrapsalada and Salad

Introducing Complex Products While Reducing Throughput Time – Delivering Unique and Complex Products Quickly is a Competitive Advantage



Grilled Gourmet Tacos



Speed of Service - % of Shifts Above Standard
Percent of Shifts
30.0%
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 1 2 3 4 5 6 7 8 9 10 11
Week

Two-Pronged Promotion Strategy

Value

$4-$7 Plates with a Drink

- In Store Specials on popular items
  - 2 Street Tacos Plate with a drink $5.49
  - Any Taco Plate with a drink $4.49
  - Bean & Cheese Burrito with beans, chips, and drink $4.99

- Discounts via FSIs and Eblasts

New and Unique Flavors

$8 Plates


Grilled
GOURMET
Tacos
Temptation. In taco form.


GRILLED
SEAFOOD
Featuring
CHILE-LIME SALMON
for a limited time.

Compelling Unit Level Economics

Quality site selection and effective execution can lead to superior returns

($ in thousands)	Comp Stores[1]	Targeted New Stores[2] '09
Restaurant sales	$1,013	$1,100
Net cash investment	$550	$550
Restaurant cash flow [3]	$162	$220
% Margin [3]	*16%*	*20%*
Cash return on cash investment [3]	*29%*	*40%*

(1) Figures reflect averages for the 159 Stores in the comparable base as of 9/28/08
(2) New Store targeted unit economics for year three in mature markets
(3) Computed using pre-tax restaurant cash flows

Cost Reductions

- Restructured G&A (approx. $600K savings in '09)
- Upgraded Labor Model (Q3 '07 – 31.3%; Q3 '08 – 30.5%)
- Improved Cost of Sales (Q1 '08 – 29.2%; Q3 '08 – 28.3%)
- Negotiated Reduced Lease Terms on Existing Leases and 74 Renewals
- Negotiate Lower Lease Terms and Build-out Costs 15-25%
- Cut Energy Costs
- Seek Lower Media Costs (down 10-20%)

Rubio's Competitive Edge



Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $5-$10 for a meal.
Rubio's
FRESH MEXICAN GRILL
Advantage vs. Competition
☐ QSR's-Quality
☐ Fast Casual-Variety/Unique Products
☐ Casual Dining-Price/Cost

Strong Leverageable Team

	Years Experience	Previous Experience
Dan Pittard President & CEO	30+	Amoco, McKinsey&Company, PepsiCo, Frito Lay
Marc Simon Senior V. P. Operations	30+	Chipotle, Ernst & Young, McDonald's, Incredible Pizza
Larry Rusinko Senior V. P. Marketing	19	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	26	McDonald's, Frisch's, Golden Corral
Gerry Leneweaver Senior V. P. People Services	30+	TGI Friday's, Ground Round, Frito Lay, PepsiCo, Pizza Hut, Atari
Frank Henigman Chief Financial Officer	20	Shell, Merrill Lynch, Sumitomo Corporation
Susan Dallas Vice President Information Technology	25	Gartner, Quaker

An Attractive Investment Opportunity

- Strong Balance Sheet & Cash Flow
- Large, Growing Segment, Competitive Edge & Experienced Team
- Top Performance
- Trading at Low Multiple

Rubio's Comparable Store Sales vs. Industry Segments (Q4 '08)


1.0
-0.6
-4.2
-8.3
-6.3
-0.2
QSR
Fast Casual
Casual Dining
Specialty Full Service
Industry
Rubio's

Source: Cowen and Company Q4 Restaurant Same-Store Sales Report

Comp Sales



4.9%
8.3%
7.8%
7.1%
1.7%
-3.3%
-3.9%
-2.1%
-0.2%
1.5%
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09 thru 3/15

Adjusted EBITDA vs. Same Quarter Prior Year* (in $ Millions)


$2.2
$2.8
$1.4
$2.6
$3.3
$3.4
2.9%
$3.1
$3.8
$4.2
9.5%
$2.5
$2.4
Q1
Q2
Q3
Q4
'06 '07 '08
'06 '07 '08
'06 '07 '0
'06 '07
Comps
8.3% (3.3%)
7.8% (3.9%)
7.1% (2.1%)
4.9 (1.7%)

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.

Unit Economics by AUV Tier*


66.7%
37.8%
5.5%
58.8%
30.1%
18.9%
55.4%
27.2%
25.2%
Below $0.8M
$1.1M-$1.3M
Above $1.3M
Total Labor
Total Cost of Sales
Cash Flow

* Data based on the Company's results for the trailing 52-weeks ended 9/28/08.

An Attractive Investment Opportunity

- Strong Balance Sheet & Cash Flow
- Large, Growing Segment, Competitive Edge & Experienced Team
- Top Performance
- Trading at Low Multiple

Rubio's Valuation vs. Industry Segments EBITDA Multiple (LTM)



7.5
5.6
5.7
4.3
6.0
2.8
QSR
Fast Casual
Casual Dining
Specialty
Industry
Rubio's

Source: Cowen and Company Monthly Restaurant Report – January 2009.

Market Cap is Low as Percent of Replacement Capital*


Replacement
Capital Cost
$ Millions
$104.5
Market Cap
March 17
$ Millions
$33.7

*Based on 190 units at $550K per unit. Market Cap based on 3/17 closing price of $3.39.

How Our Long Term Growth Model Can Drive Earnings and EBITDA Growth

10% - 20% Long-Term Company Unit Growth*

+3-4% Comparable Restaurant Sales Growth

Level Prime Costs as a % of sales

G&A and Operating Leverage

↓

25%+ Long Term EPS Growth and 20%+ EBITDA Growth

* A cautious approach to growth in 2009 may result in a lower percentage in 2009.


Rubio's
FRESH MEXICAN GRILL